[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)





                               [graphic omitted]



                              MFS(R) MONEY
                              MARKET FUND

                              MFS(R) GOVERNMENT
                              MONEY MARKET FUND

                              ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 16
Independent Auditors' Report .............................................. 19
Trustees and Officers ..................................................... 21



       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY

In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades.
(A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as front-line workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Jean O. Alessandro]
      Jean O. Alessandro

Dear Shareholders,
During the past 12 months, short-term interest rates have been quite volatile. The seven-day annualized yield on an investment in MFS(R) MONEY MARKET FUND for the period ended August 31, 2000, was 6.15%, versus 4.70% for the period ended August 31, 1999. MFS(R) GOVERNMENT MONEY MARKET FUND'S seven-day yield was 5.88%, compared to 4.51% a year ago. For the 12 months ended August 31, 2000, MFS MONEY MARKET FUND provided a total return of 5.58%, compared to 5.32% for the average money market fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. MFS GOVERNMENT MONEY MARKET FUND'S 12-month total return for the period ended August 31, 2000, was 5.18%, versus 5.31% for the average government money market fund tracked by Lipper Inc.

During most of the period, the economic environment seemed ripe for a buildup of inflationary pressures. Economic growth was robust, unemployment reached historic lows, and consumer spending was strong. To dampen this growth and fight inflation, the Federal Reserve Board (the Fed) embarked on a steady program of interest rate increases that appear to have successfully moderated economic growth without threatening a recession.

Amid increasing evidence that the Fed may be finished raising interest rates, the market seems to have priced in much of the good news. As a result, while we don't anticipate a spike in short-term interest rates, we also don't expect them to move much lower, given the Fed's bias to raise rates again if signs of inflation reappear. During a 12-month period of generally rising interest rates, we targeted an average maturity of roughly 25 days for the portfolios. More recently, in light of our belief that the stable economic environment will persist while inflation fears may diminish in the near term, we will target an average maturity of 35 to 45 days, which is near the funds' neutral range.

The portfolio of the MFS MONEY MARKET FUND is limited to only the highest-quality commercial paper, repurchase agreements, and U.S. Treasury and government-agency securities in order to potentially provide investors with maximum security against credit risk. On August 31, 2000, approximately 78% of the fund's portfolio was invested in top-tier commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury. MFS GOVERNMENT MONEY MARKET FUND goes one step further, investing 100% of its assets in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. With our emphasis on quality for both funds, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

    Respectfully,

/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

NOTE TO SHAREHOLDERS: Effective October 1, 2000, Terri A. Vittozzi will be added as a portfolio manager on the fund.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JEAN O. ALESSANDRO IS ASSISTANT VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE MONEY MARKET PORTFOLIOS OF OUR MUTUAL FUNDS AND ANNUITIES.

   MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE WAS NAMED INVESTMENT OFFICER IN 1993, PORTFOLIO MANAGER IN 1998, AND ASSISTANT VICE PRESIDENT IN 1999. MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF CONNECTICUT.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 THE FUNDS SEEK AS HIGH A LEVEL OF CURRENT INCOME
                             AS IS CONSIDERED CONSISTENT WITH THE PRESERVATION
                             OF CAPITAL AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     MFS MONEY MARKET FUND -- DECEMBER 19, 1975
                             MFS GOVERNMENT MONEY MARKET FUND -- FEBRUARY 26,
                             1982

  SIZE:                      MFS MONEY MARKET FUND -- $912.6 MILLION NET ASSETS
                             AS OF AUGUST 31, 2000
                             MFS GOVERNMENT MONEY MARKET FUND -- $44.0 MILLION NET ASSETS AS OF AUGUST 31, 2000

   INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. SEE THE PROSPECTUS FOR DETAILS.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- August 31, 2000

MFS Money Market Fund
Commercial Paper - 98.6%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
  American General Corp., due 9/26/00                                $ 15,000             $   14,932,396
  American General Finance Corp., due 11/03/00                          6,000                  5,931,855
  Archer Daniels Midland Co., due 9/19/00                              12,000                 11,960,580
  AT&T Corp., due 12/01/00                                             20,000                 19,672,906
  Banco De Galicia Y Buenos Aire (Barclays Bank PLC),
    due 9/22/00                                                        15,000                 14,942,863
  Bayerische Vereinsbank Ag, due 9/13/00                               25,000                 24,945,083
  Bell Atlantic Financial Services, due 9/11/00 - 10/16/00             26,000                 25,915,119
  Bellsouth Telecommunications, Inc., due 9/27/00                       9,000                  8,957,880
  Campbell Soup Co., due 9/07/00 - 11/28/00                            35,100                 34,693,602
  Caterpillar Financial Services NV, due 9/11/00                        9,818                  9,799,728
  Cemex Sa Series A (Bayer Hypo Vereinsbank), due 9/21/00               8,000                  7,971,022
  Chase Manhattan Corp., due 10/05/00 - 11/16/00                       40,600                 40,200,556
  Corporacion Andina De Fomento (Barclay's Bank) due 9/22/00           15,000                 14,943,125
  Dow Chemical Co., due 9/01/00                                        45,600                 45,600,000
  Du Pont (E.I.) de Nemours & Co., Inc., due 10/11/00                   4,930                  4,894,559
  Duke Power Co., due 10/19/00 - 10/26/00                              21,500                 21,295,025
  Ford Motor Credit Corp., due 9/25/00 - 10/06/00                      34,000                 33,815,100
  General Electric Capital Corp., due 9/07/00 - 10/25/00               28,485                 28,390,687
  General Motors Acceptance Corp., due 9/01/00                         50,000                 50,000,000
  Goldman Sachs Group LP, due 11/20/00 - 11/21/00                      40,000                 39,420,400
  Halliburton Corp., due 9/21/00 - 12/21/00                            41,000                 40,580,578
  Heinz (H.J.) Co., due 10/11/00                                        6,100                  6,056,080
  IBM Credit Corp., due 10/18/00 - 10/20/00                            40,200                 39,853,244
  Ing America Insurance Holdings, due 10/12/00 - 11/16/00              39,600                 39,210,169
  Lucent Technologies, Inc., due 10/24/00 - 10/27/00                   32,200                 31,882,503
  May Department Stores Co., due 10/26/00                              10,000                  9,900,694
  Metropolitan Life Funding, Inc., due 9/06/00 - 9/25/00               39,410                 39,301,130
  Morgan (J.P.) & Co., Inc., due 10/16/00                              17,000                 16,862,300
  Morgan Stanley Dean Witter, due 9/14/00                               3,000                  2,992,850
  Motorola, Inc., due 11/22/00                                         25,000                 24,631,570
  National Rural Utilities Cooperative Finance Corp.,
    due 9/18/00 - 11/13/00                                             41,100                 40,773,907
  Pitney Bowes Credit Corp., due 9/26/00                               12,750                 12,692,625
  Salomon Smith Barney Holdings, Inc., due 9/12/00 - 11/10/00          40,000                 39,691,977
  Societe General North America Inc., due 9/08/00                      17,300                 17,278,135
  Southern California Edison Co., due 9/15/00 - 10/04/00               21,000                 20,926,093
  UBS AG (Stamford, CT), due 12/06/00                                   5,000                  4,997,134
  UBS Finance De (LLC), due 9/01/00                                    40,000                 40,000,000
  Verizon Network Fund, due 9/29/00 - 10/11/00                         14,220                 14,128,691
--------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                                 $  900,042,166
--------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 12.1%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 3/30/01                              $  2,101             $    2,024,524
  Federal Home Loan Bank, due 11/01/00                                 10,771                 10,654,194
  Federal Home Loan Mortgage Corp., due 9/01/00 - 3/29/01              88,650                 87,289,844
  Federal National Mortgage Assn., due 10/26/00                        10,000                  9,902,222
--------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                           $  109,870,784
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 16.4%
--------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 8/31/00, due 9/1/00, total to be
    received $150,027,625 (secured by various U.S.
    Treasury and Federal Agency obligations in a
    jointly traded account), at Cost                                 $150,000             $  150,000,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                            $1,159,912,950

Other Assets, Less Liabilities - (27.1)%                                                    (247,282,451)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $  912,630,499
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

MFS Government Money Market Fund
U.S. Government and Agency Obligations - 89.4%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                   VALUE
--------------------------------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 9/18/00 - 10/03/00           $  6,011             $ 5,983,671
  Federal Farm Credit Bank, due 9/07/00                                    2,000               1,997,863
  Federal Home Loan Bank, due 9/01/00 - 11/17/00                           9,500               9,449,679
  Federal Home Loan Mortgage Corp., due 9/07/00 - 3/29/01                 12,775              12,659,986
  Federal National Mortgage Assn., due 9/21/00 - 11/22/00                  9,350               9,262,908
--------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                              $39,354,107
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 10.1%
--------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 8/31/00, due 9/1/00, total to be
    received $4,448,819 (secured by various U.S. Treasury
    and Federal Agency obligations in a jointly traded
    account), at Cost                                                   $  4,448             $ 4,448,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                               $43,802,107

Other Assets, Less Liabilities - 0.5%                                                            235,726
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $44,037,833
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------
                                                                    MFS MONEY                 MFS GOVERNMENT
AUGUST 31, 2000                                                   MARKET FUND              MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                     $1,009,912,950                    $39,354,107
  Repurchase agreements, at cost and value                        150,000,000                      4,448,000
                                                               --------------                    -----------
      Total investments, at amortized cost and value           $1,159,912,950                    $43,802,107
  Cash                                                                  7,599                         46,509
  Receivable for fund shares sold                                  15,346,338                        282,001
  Interest receivable                                                 261,621                            819
  Other assets                                                        153,138                            520
                                                               --------------                    -----------
      Total assets                                             $1,175,681,646                    $44,131,956
                                                               ==============                    ===========
Liabilities:
  Distributions payable                                        $      690,613                    $     7,157
  Payable for fund shares reacquired                              262,112,312                         43,773
  Payable to affiliates -
    Management fee                                                     13,372                            590
    Shareholder servicing agent fee                                     3,038                            118
    Administrative fee                                                    532                             21
  Accrued expenses and other liabilities                              231,280                         42,464
                                                               --------------                    -----------
      Total liabilities                                        $  263,051,147                    $    94,123
                                                               ==============                    ===========
Net assets (represented by paid-in capital)                    $  912,630,499                    $44,037,833
                                                               ==============                    ===========
Shares of beneficial interest outstanding                        912,630,499                      44,037,833
                                                                 ===========                      ==========
Net asset value, offering price, and redemption price
  per share (net assets / shares of beneficial interest
  outstanding)                                                     $1.00                            $1.00
                                                                   =====                            =====

See notes to financial statements.

Statements of Operations
MFS Money Market Fund
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                   $77,404,356
                                                                    -----------
  Expenses -
    Management fee                                                  $ 5,455,364
    Trustees' compensation                                               53,600
    Shareholder servicing agent fee                                   1,276,880
    Administrative fee                                                  181,685
    Custodian fee                                                       378,603
    Printing                                                             55,359
    Postage                                                             213,682
    Auditing fees                                                        18,794
    Legal fees                                                            4,195
    Transfer agent systems fee                                          444,940
    Miscellaneous                                                       374,093
                                                                    -----------
      Total expenses                                                $ 8,457,195
    Fees paid indirectly                                               (319,843)
                                                                    -----------
      Net expenses                                                  $ 8,137,352
                                                                    -----------
        Net investment income                                       $69,267,004
                                                                    ===========

MFS Government Money Market Fund
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 3,102,048
                                                                    -----------
  Expenses -
    Management fee                                                  $   261,537
    Trustees' compensation                                                9,243
    Shareholder servicing agent fee                                      52,308
    Administrative fee                                                    7,190
    Custodian fee                                                        26,496
    Printing                                                                821
    Postage                                                               7,644
    Auditing fees                                                        19,094
    Legal fees                                                            2,790
    Registration fees                                                    40,142
    Miscellaneous                                                        28,347
                                                                    -----------
      Total expenses                                                $   455,612
    Fees paid indirectly                                                (17,030)
                                                                    -----------
      Net expenses                                                  $   438,582
                                                                    -----------
        Net investment income                                       $ 2,663,466
                                                                    ===========
See notes to financial statements.


Statements of Changes in Net Assets
MFS Money Market Fund
----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     2000                              1999
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                               $    69,267,004                   $    44,488,263
                                                               ---------------                   ---------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $49,630,406,834                   $27,617,655,370
  Shares issued in reinvestment of distributions                    50,959,801                        32,902,497
  Shares reacquired                                            (49,848,705,161)                  (27,641,701,422)
                                                               ---------------                   ---------------
    Net increase (decrease) in net assets from fund
      share transactions                                       $  (167,338,526)                  $     8,856,445
Net assets:
  At beginning of period                                         1,079,969,025                     1,071,112,580
                                                               ---------------                   ---------------

  At end of period                                             $   912,630,499                   $ 1,079,969,025
                                                               ===============                   ===============

MFS Government Money Market Fund
----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     2000                         1999
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                                     $   2,663,466                 $   2,122,589
                                                                     -------------                 -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                   $ 128,237,629                 $ 163,409,640
  Shares issued in reinvestment of distributions                         2,469,611                     2,010,227
  Shares reacquired                                                   (143,743,192)                 (153,189,219)
                                                                     -------------                 -------------
    Net increase (decrease) in net assets from fund
      share transactions                                             $ (13,035,952)                $  12,230,648
Net assets:
  At beginning of period                                                57,073,785                    44,843,137
                                                                     -------------                 -------------

  At end of period                                                   $  44,037,833                 $  57,073,785
                                                                     =============                 =============

See notes to financial statements.

Financial Highlights
MFS Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2000                1999              1998             1997            1996
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 1.00              $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                 ------              ------            ------           ------          ------
Income from investment operations -
  Net investment income                          $ 0.05              $ 0.04            $ 0.05           $ 0.05          $ 0.05
Less distributions declared to
  shareholders from net investment income         (0.05)              (0.04)            (0.05)           (0.05)          (0.05)
                                                 ------              ------            ------           ------          ------
Net asset value - end of period                  $ 1.00              $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                 ======              ======            ======           ======          ======
Total return                                       5.58%               4.54%             5.03%            4.61%           4.86%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       0.66%               0.69%             0.74%            0.80%           0.79%
  Net investment income                            5.38%               4.38%             4.88%            4.71%           4.78%
Net assets at end of period (000,000 Omitted)      $913              $1,080            $1,071             $634            $644


MFS Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                2000              1999              1998             1997            1996
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 1.00            $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                   ------            ------            ------           ------          ------
Income from investment operations -
  Net investment income                            $ 0.05            $ 0.04            $ 0.05           $ 0.05          $ 0.05
Less distributions declared to shareholders -
  From net investment income                        (0.05)            (0.04)            (0.05)           (0.05)          (0.05)
                                                   ------            ------            ------           ------          ------
Net asset value - end of period                    $ 1.00            $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                   ======            ======            ======           ======          ======
Total return                                         5.18%             4.35%             4.85%            4.81%           4.73%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         0.86%             0.78%             0.88%            0.85%           0.89%
  Net investment income                              5.05%             4.26%             4.70%            4.02%           4.64%
Net assets at end of period (000 Omitted)         $44,038           $57,074           $44,843          $38,387         $42,499

## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Fund and MFS Government Money Market Fund (the funds) are each a separate, diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The funds may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The funds' custody fee is calculated as a percentage of the funds' month end net assets. The fees are reduced according to arrangements that measure the value of cash deposited with the custodian by the funds. These amounts are shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - The funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of their taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $300 million of average net assets             0.50%
          Next $400 million of average net assets              0.45%
          Next $300 million of average net assets              0.40%
          Average net assets in excess of $1 billion           0.35%

The funds pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The funds have an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation for MFS Money Market Fund and MFS Government Money Market Fund are net periodic pension expenses of $18,079 and $3,278, respectively, for the year ended August 31, 2000.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the funds pay MFS an administrative fee at the following annual percentages of fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Money Market Fund, aggregated $85,862,792,000 and $86,141,827,000, respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Government Money Market Fund, aggregated $874,338,000 and $889,529,000, respectively.

(5) Shares of Beneficial Interest
The funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($1.00 par value).

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to MFS Money Market Fund and MFS Government Money Market Fund for the year ended August 31, 2000, were $9,821 and $383, respectively.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the series constituting MFS Series Trust IV) as of August 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the five-year period ended August 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Fund and MFS Government Money Market Fund at August 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 5, 2000

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND

TRUSTEES                                                    SECRETARY
J. Atwood Ives - Chairman and Chief                         Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                              ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                        CUSTODIAN
                                                            State Street Bank and Trust Company
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business                      AUDITORS
Administration                                              Deloitte & Touche LLP

Charles W. Schmidt - Private Investor                       INVESTOR INFORMATION
                                                            For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                         investment professional or, for an information
Vice President, Director, and Secretary,                    kit, call toll free: 1-800-637-2929 any
MFS Investment Management                                   business day from 9 a.m. to 5 p.m. Eastern time
                                                            (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management                INVESTOR SERVICE
                                                            MFS Service Center, Inc.
Elaine R. Smith - Independent Consultant                    P.O. Box 2281
                                                            Boston, MA 02107-9906
David B. Stone - Chairman, North American
Management Corp. (investment adviser)                       For general information, call toll free:
                                                            1-800-225-2606 any business day from
INVESTMENT ADVISER                                          8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                         For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                       call toll free: 1-800-637-6576 any business day
                                                            from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                                 this service, your phone must be equipped with
MFS Fund Distributors, Inc.                                 a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                       For share prices, account balances, exchanges,
                                                            or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                          touch-tone telephone.

PORTFOLIO MANAGER                                           WORLD WIDE WEB
Jean O. Alessandro*                                         www.mfs.com

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) MONEY MARKET FUND                                            ------------
MFS(R) GOVERNMENT MONEY MARKET FUND                                   BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                    MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                              MCM-2  10/00  74.3M  10/310/810/22